CONTINGENCIES	6 Months Ended
Jun. 30, 2019
Contingent Liabilities [Abstract]
CONTINGENCIES
CONTINGENCIES
Certain conditions may exist as of the date the financial statements are issued that may result in a loss to the Company, but which will only be resolved when one or more future events occur or fail to occur. The impact of any resulting loss from such matters affecting these financial statements and noted below may be material.

Except as noted below, no material changes have occurred with respect to the matters disclosed in Note 36 “Contingencies” to the 2018 Annual Financial Statements, and no new contingencies have occurred that are material to the Company since the issuance of the 2018 Annual Financial Statements.

The description set out below should be read in conjunction with Note 36 “Contingencies” to the 2018 Annual Financial Statements.

Litigation and Claims Update

Proposed Canadian Shareholder Class Action (Veladero)
On April 11, 2019, Barrick received an offer from the plaintiff to dismiss the proposed class action lawsuit without costs. Ontario Superior Court of Justice approval of the offer to dismiss is pending.

Proposed Canadian Securities Class Actions (Pascua-Lama)
In May 2019, the motion for leave to proceed with statutory misrepresentation claims and for class certification was heard in the Quebec action. In July 2019, the motion for leave to proceed with statutory misrepresentation claims was heard in the Ontario action, with the motion for class certification likely to be heard in late 2019. The Quebec and Ontario courts both reserved judgment.

Pascua-Lama - SMA Regulatory Sanctions
On March 14, 2019, the Chilean Supreme Court annulled the October 12, 2018 administrative decision of the Antofagasta Environmental Court on procedural grounds and remanded the case back to the Environmental Court for review by a different panel of judges.  The Chilean Supreme Court did not review the merits of the Revised Resolution, which remains in effect.  CMN’s appeal of the Revised Resolution remains pending before the new panel of judges ordered by the Chilean Supreme Court, which heard arguments on July 23, 2019.  The Company intends to vigorously defend this matter and continues to evaluate all its legal options.

Pascua-Lama – Water Quality Review
On February 19, 2019, the Chilean Supreme Court accepted the appeal by the indigenous residents of the Environmental Court's decision. No hearing dates have yet been set. No amounts have been recorded for any potential liability arising from this matter, as the Company cannot reasonably predict any potential losses.

Veladero – Tax Assessment and Criminal Charges
Hearings for the Criminal Tax case were held between March 25 and March 27, 2019. The defendants filed a motion to dismiss based on the statute of limitations, which was granted in part and which has been appealed by the prosecution.

The Company filed Mutual Agreement Procedure applications in Canada on December 21, 2018, and in Argentina on March 29, 2019, pursuant to the Canada-Argentina Income Tax Convention Act (the "Canada-Argentina Tax Treaty") to escalate resolution of the Tax Assessment to the competent authority (as defined in the Canada-Argentina Tax Treaty) in an effort to seek efficient resolution of the matter.

The Company believes that the Tax Assessment and the Criminal Tax Case are without merit and intends to defend the proceedings vigorously. No amounts have been recorded for any potential liability arising from the Tax Assessment or the Criminal Tax Case, as the Company cannot reasonably predict the outcome.

Argentine Glacier Legislation and Constitutional Litigation
On June 4, 2019, the National Supreme Court of Argentina dismissed the case on the basis that no harm deriving from the federal glacier law has been proven and that the federal glacier law does not impact Veladero and Pascua-Lama.

Pueblo Viejo – Amparo Action
On April 12, 2019, PVDC's motion to challenge the timeliness of the appeal was accepted by the Constitutional Court, and the matter is now closed.

Writ of Kalikasan
On March 20, 2019, the Company was notified that the Court of Appeals granted a motion by the Petitioners to lift the Suspension of Proceedings and denied the motion to intervene filed by the two baranguays and set a preliminary case conference. In April 2019, the Company filed a motion for (i) reconsideration of the March 2019 order lifting the Suspension of Proceedings and dismissing the Company's request that the case be dismissed for delay; (ii) a ruling on its pending Urgent Motion for Ruling on Jurisdiction and Motion for a Ruling on Subject-Matter Jurisdiction; and (iii) an order suspending the proceedings pending determination of these motions. The preliminary case conference was subsequent cancelled by the Court of Appeals and has yet to be scheduled. No decision has been issued with respect to the Urgent Motion for Ruling on Jurisdiction or certain other matters before the Philippine Supreme Court. The Company intends to continue to defend the action vigorously.

Malian Tax Dispute
Prior to the Merger, Randgold had received various tax claims from the State of Mali in respect of its Mali operations, which totaled $267.7 million at January 1, 2019. As at the end of the second quarter, the total claim for 2018 and prior year periods had risen to $275 million. Each of Loulo and Gounkoto (which together form the Loulo-Gounkoto complex) and Morila have separate legally binding establishment conventions with the State of Mali, which guarantee fiscal stability, govern applicable taxes and allow for international arbitration in the event of disputes. Barrick has been actively engaged with the Malian authorities and is seeking a complete resolution of the various tax claims to avoid protracted arbitration.

During 2016, Randgold also received payment demands in respect of these disputed amounts, and consequently, from 2016 up to December 2018, Randgold paid tax advances to the State of Mali to support the resolution of the tax disputes, which after offsetting other tax payments resulted in a receivable being recorded of $41.1 million. As part of the purchase price allocation for the Merger (see note 4), the fair value of this receivable has been reduced to nil. In July 2019, a further advance of $43 million was paid to the State of Mali as part of a settlement proposal. A further $17 million was accrued, bringing the total amount recorded for these events to $60 million. This amount was recorded as a further update to the purchase price allocation in the second quarter.

Reko Diq Arbitration
Barrick currently indirectly holds 50% of the shares of Tethyan Copper Company Pty Limited (“TCC”), with Antofagasta plc (“Antofagasta”) indirectly holding the other 50%. On November 15, 2011, the Government of the Province of Balochistan notified Tethyan Copper Company Pakistan (Private) Limited (“TCCP”) (the local operating subsidiary of TCC) of the rejection of TCCP’s application for a mining lease for the Reko Diq project, to which TCCP was lawfully entitled subject only to "routine" government requirements. On November 28, 2011, TCC filed a request for international arbitration against the Government of Pakistan (“GOP”) with the International Centre for Settlement of Investment Disputes (“ICSID”) asserting breaches of the Bilateral Investment Treaty (“BIT”) between Australia (where TCC is incorporated) and Pakistan.

On March 20, 2017, the Tribunal issued its decision, rejecting the GOP’s position. In March 2019, ICSID closed the record in the arbitration.

In July 2019, ICSID awarded $5.84 billion in damages to TCC in relation to the arbitration claims and unlawful denial of a mining lease for the Reko Diq project. Damages include compensation of $4.087 billion in relation to the fair market value of the Reko Diq project at the time the mining lease was denied, and interest until the date of the award of $1.753 billion.  Compound interest continues to apply at a rate of US Prime +1% per annum until the award is paid. The Company cannot reasonably estimate the financial effect of this settlement award. No amounts have been recognized at this time.

Acacia Mining plc – Concentrate Export Ban and Related Disputes
On February 20, 2019, Barrick announced that it had arrived at a proposal that sets forth the commercial terms to resolve outstanding disputes concerning Acacia’s operations in Tanzania.

The negotiations with the Government of Tanzania (the “GoT”) have advanced to the point where draft documentation – the financial terms of which are consistent with prior disclosures by Barrick – has now been initialed by the GoT’s Negotiating Team, albeit with a number of substantive issues still outstanding. On May 19, 2019, the GoT Negotiating Team wrote to Acacia’s three Tanzanian operating companies (the “TMCs”) to indicate that the GoT had resolved not to proceed to execute final agreements for the resolution of Acacia’s disputes if Acacia was one of the counterparties to the agreements. While a basis for settlement has been developed, the terms have not yet been finalized and still carry significant risk.

On July 12, 2019, Acacia’s North Mara mine received a letter from the Mining Commission of the Tanzanian Ministry of Minerals informing it that the Mining Commission is soon to conduct an inspection of North Mara's gold production (the "No Export Letter"). The No Export Letter states that export permits for gold shipments from North Mara will be issued following completion of this inspection. North Mara will not be able to export doré until such export permits are granted.

Following an investigation conducted by the Mining Commission on July 30 and 31, 2019, the North Mara mine received a letter from the Mining Commission (the “Inspection Findings Letter”) stating that it believes that certain provisions of the Mining Regulations, 2010 were violated and directing the North Mara mine to submit a feasibility study report and current mine plan for its approval by August 16, 2019. The Inspection Findings Letter also authorizes the resumption of gold exports from North Mara subject to its adherence to the export procedure.

On July 19, 2019, the Acacia Transaction Committee Directors and Barrick published a firm offer announcement pursuant to Rule 2.7 of the City Code on Takeovers and Mergers (“Rule 2.7 Announcement”) announcing that they had reached agreement on the terms of a recommended final offer by Barrick for the ordinary share capital of Acacia Mining plc that Barrick does not already own. Barrick and Acacia believe that the recommended final offer may enable Barrick to finalize the terms of a full, final and comprehensive settlement of all of Acacia’s existing disputes with the GoT. To facilitate this and in anticipation of the Rule 2.7 Announcement, on July 17, 2019, Acacia announced that Bulyanhulu Gold Mine Limited and Pangea Minerals Limited would immediately seek a stay of their international arbitration proceedings with the GoT. As part of the stay, the hearings scheduled to begin in July 2019 were postponed. The parties to the arbitration have committed to providing the arbitration tribunal with an update on the status of the settlement discussions by December 30, 2019.

Acacia Mining plc – Tanzanian Revenue Authority Assessments
Draft transaction agreements initialed by the GoT Negotiating Team (see “Acacia Mining plc - Concentrate Export Ban and Related Disputes”) provide for the payment by the Acacia group of the aggregate sum of US$300 million in consideration for the full, final and comprehensive settlement of all existing disputes between the GoT and the Acacia group including all tax liabilities and a waiver of actual or potential claims on a mutual basis. The effective date for settlement of all tax-related claims will be December 31, 2018.

Settlement terms also contemplate an initial upfront “payment” by way of assignment to the GoT of minerals contained in containers at the Dar es Salaam port with a value of US$100 million, such value to be determined pursuant to a protocol to be agreed separately between the parties.

Acacia Mining plc - Environmental Issues
During 2019, the GoT issued two environmental protection orders and directions to Acacia’s North Mara mine in relation to alleged breaches of environmental regulations relating to seepage from and the discharge of a hazardous substance from the North Mara mine Tailings Storage Facility (“TSF”). In March 2019, the GoT directed the North Mara Mine to resolve an incident that resulted in the spillage of water into the local environment. On July 16, 2019, the Tanzanian National Environment Management Council (“NEMC”) issued a Prohibition Notice (the “Prohibition Notice”) to North Mara Gold Mine Limited (the Tanzanian operating company of the North Mara mine), which ordered the North Mara mine to suspend operations at its TSF on Saturday July 20, 2019. NEMC cited the North Mara mine’s failure to contain and prevent seepage from the TSF as grounds for its issuance of the Prohibition Notice. The Prohibition Notice states that it shall remain effective until such time that NEMC is satisfied that the North Mara mine has taken measures to contain seepage from the TSF. Since the Prohibition Notice came into effect on July 20, 2019, the TSF at North Mara has been closed and all gold production via the North Mara process plant has been forced to cease until the Prohibition Notice is lifted. Mining activities at the North Mara mine remain unaffected for the time being with mined ore being added to stockpiles while a resolution is sought with respect to the Prohibition Notice. Acacia is currently evaluating its options. Accordingly, no amounts have been recorded for any potential liability as the Company cannot reasonably predict the outcome.

Since June 30, 2019, Acacia has experienced significant cash outflows given its ongoing operating expenses and inability to export gold from North Mara. Should the prohibition on releasing tailings to the TSF persist, then the impact of the inability to process gold will significantly reduce Acacia's ability to generate cash. Under this scenario, based on the latest cash forecast, Acacia's independent directors consider that Acacia would no longer be able to meet its financial obligations within approximately three months, unless Acacia is granted export permits and is able to realize the sale of its inventory.

However, if Acacia is granted export permits and is able to realize the sale of its inventory, the cash balance will increase and Acacia will be able to meet its obligations for an extended period of time. Further, if a resolution is also achieved with NEMC whereby Acacia can use the TSF and resume gold processing, Acacia will once more be able to operate on a sustainable basis. Obtaining export permits for North Mara and a resolution with NEMC regarding the North Mara TSF, therefore, are immediate priorities for Acacia.